Delux All Cap Stock Fund

Class A: DACAX     Class N: DACNX    Class I: DACIX

PROSPECTUS

August 19, 2011

as revised January 6, 2012

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – DELUX ALL CAP STOCK FUND

1

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT

 STRATEGIES AND RELATED RISKS

5

HOW TO BUY SHARES

9

HOW TO REDEEM SHARES

15

DISTRIBUTION PLANS

17

VALUING FUND ASSETS

18

DIVIDENDS, DISTRIBUTIONS AND TAXES

18

MANAGEMENT OF THE FUND

19

PRIVACY NOTICE

21

FOR MORE INFORMATION

23

FUND SUMMARY – DELUX ALL CAP STOCK FUND

Investment Objective: The Fund’s objective is capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy Shares on page 10 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.00%	2.00%	2.00%
Distribution (12b-1) Fees	0.25%	0.25%	0.00%
Other Expenses[1]	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.76%	2.76%	2.51%

1 Other Expenses are estimated for the current fiscal year

2 Acquired Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class N	Class I
1	$838	$279	$254
3	$1,382	$856	$782

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies

The Fund invests primarily in NYSE, NASDAQ or AMEX-listed common stocks of domestic and foreign issuers that the Fund’s advisor believes have an above-average capital appreciation potential. The Fund may invest in companies of any market capitalization but generally more than half of the Fund’s assets are expected to be invested in small- and medium-capitalization stocks.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in common stocks of domestic and foreign issuers and in American Depositary Receipts (“ADRs”).

The advisor’s investment and trading strategy analyzes approximately 7,000 U.S. listed common stocks and ADRs using its proprietary price and earnings momentum screens. The Fund’s portfolio will typically consist of approximately 200 stocks selected based on the screening models. Stocks are subsequently sold from the portfolio when the screening models indicate a discontinuation of the company’s earnings and/or price momentum trend. A proprietary model using liquidity, price and earnings data is run daily on each stock to determine security purchase and sale timing. The daily analysis could lead to high portfolio turnover.  Proceeds from selling unprofitable investments are reinvested into remaining portfolio securities with unrealized gains on a weekly basis and a full portfolio rebalancing is undertaken monthly.

The Fund normally holds positions with a market value of up to 120% of the Fund’s net assets. The Fund may borrow money from a bank to make such investments.

The Fund’s advisor also utilizes an ongoing hedging strategy.  As part of that strategy, the Fund may use derivative instruments, such as options and futures contracts, and hedging techniques, such as short sales and foreign currency forward contracts, to hedge against changes in the market value of securities or to close-out or offset existing positions.  The Fund's advisor selects hedging vehicles that it believes are cost-efficient and that will have price changes that are highly correlated to the underlying assets being hedged.  The Fund’s use of options includes the purchase and sale (writing) of put and call options on securities, securities indices and futures contracts.  The Fund may also use such derivative instruments as a substitute for securities or to enhance returns.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s returns will vary and you could lose money on your investment in the Fund.

•

Foreign Currency Risk.  The Fund’s net asset value could decline as a result of unanticipated changes in the exchange rates between foreign currencies and the U.S. dollar and/or in the relationship of exchange rates and the value of securities the foreign currency contracts are intended to hedge. Additionally, foreign currency contract counterparties are subject to default risk. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

•

Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

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Futures Risk. The Fund’s use of stock index futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.

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Leverage Risk. By selling securities short, investing in futures or options contracts the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage, including through borrowing, to increase the Fund's exposure to long equity positions will make any change in the Fund's NAV greater than it would be without the use of leverage.

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Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations. The advisor is a newly formed investment advisor and has a limited history of operations.

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Management Risk.  The Portfolio Manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the Portfolio Manager’s judgment will produce the desired results.

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Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect individual securities and the securities markets generally.

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Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

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Options Risk.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

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Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Turnover Risk:  Because the advisor analyzes and may change the Fund’s portfolio holdings on a daily basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: Because the Fund is a new fund and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 855-723-3589.

Advisor: Delux Capital Group LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Jeffrey A. Sexton serves as the Fund's portfolio manager. He has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 ($250,000 for Class I shares), or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

The Fund’s objective is capital appreciation.

Principal Investment Strategies

The Fund invests primarily in NYSE, NASDAQ or AMEX-listed common stocks of domestic and foreign issuers that the Fund’s Advisor believes have an above-average capital appreciation potential. The Fund may invest in companies of any market capitalization but on generally more than half of the Fund’s assets are expected to be invested in small- and medium-capitalization stocks. The Advisor uses a quantitative momentum screening process to identify investments for the Fund based on the Portfolio Manager’s proprietary research conducted as part of graduate studies at the University of Chicago.

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in common stocks of domestic and foreign issuers and in American Depositary Receipts (“ADRs”).  This investment policy may be changed by the Fund's Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Advisor’s investment and trading strategy analyzes approximately 7,000 U.S. listed common stocks and ADRs using its proprietary price and earnings momentum screens. The Fund’s portfolio will typically consist of approximately 200 stocks selected based on the screening models. Stocks are subsequently sold from the portfolio when the screening models indicate a discontinuation of the company’s earnings and/or price momentum trend. A proprietary model using liquidity, price and earnings data is run daily on each stock to determine security purchase and sale timing. The daily analysis could lead to high portfolio turnover.  Proceeds from selling unprofitable investments are reinvested into remaining portfolio securities with unrealized gains on a weekly basis and a full portfolio rebalancing is undertaken monthly.

The Fund normally holds positions with a market value of up to 120% of the Fund’s net assets. The Fund may borrow money from a bank to make such investments.

The Fund’s advisor also utilizes an ongoing hedging strategy.  As part of that strategy, the Fund may use derivative instruments, such as options and futures contracts, and hedging techniques, such as short sales and foreign currency forward contracts, to hedge against changes in the market value of securities or to close-out or offset existing positions.  The Fund's Advisor selects hedging vehicles that it believes are cost-efficient and that will have price changes that are highly correlated to the underlying assets being hedged.  The Fund’s use of options includes the purchase and sale (writing) of put and call options on securities, securities indices and futures contracts.  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  A put option gives the holder (buyer) the right to sell a security at the exercise price at any time until the expiration date.  The Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value.  A short sale is a transaction in which the Fund sells securities it does not own in anticipation of or to protect against a decline in the market price of the securities. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.  The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.  Also, an investment in the Fund is not a complete investment program.  The following summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund's Fund Summary section of the Prospectus.

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Foreign Currency Risk.  Although the Fund will report net asset value and pay dividends in U.S. dollars, when the Fund invests in foreign currency forward contracts or foreign currency linked or denominated securities, the Fund will be exposed to currency risk.  The Fund’s net asset value could decline as a result of unanticipated changes in the exchange rates between foreign currencies and the U.S. dollar and/or in the relationship of exchange rates and the value of securities the foreign currency contracts are intended to hedge.  Additionally, foreign currency contract counterparties are subject to default risk.  Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise disturb the historical relationship of a currency to the U.S. dollar.  While foreign currency-related transactions will be entered into to seek to manage risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

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Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.  Depositary receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

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Futures Risk.  The Fund's use of stock index futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.  Futures contracts may become mispriced or improperly valued when compared to the Advisor's expectations and may not produce the desired investment results.  Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

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Leverage Risk. By selling securities short, investing in futures or options contracts the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage, including borrowing, to increase the Fund's exposure to long equity positions will make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

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Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations. The Advisor is a newly formed investment advisor and has a limited history of operations.

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Management Risk.  The Portfolio Manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Portfolio Manager’s judgment will produce the desired results.

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Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect individual securities and the securities markets generally. Stocks may never reach what the manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market cap or industry).

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Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

•

Options Risk.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

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Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

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Small and Medium (Mid) Capitalization Stock Risk.  To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  These companies may experience higher failure rates than larger companies.  Small- and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small- and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience.

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Turnover Risk:  Because the Advisor analyzes and may change the Fund’s portfolio holdings on a daily basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.deluxcap.com.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

Purchase orders received in “proper form” by the Fund’s transfer agent before the close of trading on the NYSE will be processed at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be processed the following business day.  To be in “proper form,” the purchase order must include:

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Fund name and account number;

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Account name(s) and address;

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The dollar amount or number of shares you wish to purchase.

Multiple Classes

The Fund offers Class A, Class N and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. Additionally, the Class I shares have a minimum initial investment amount of $250,000. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  Class A shares are subject to a 12b-1 fee of 0.25%.  The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (load) (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.  The Fund’s distributor may pay a commission up to 1.00% out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase.  Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  You may include the value of the Fund’s investments held by the members of your immediately family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as IRAs, provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer.

Investments of $1 Million or More:  With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).  The CDSC for the Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment advisor; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund's Advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements.  Additional information is available by calling 855-723-3589.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs.  The Fund may modify or discontinue these programs at any time.  Information about Class A sales charges and breakpoints is available on the Fund’s website at www.deluxcap.com.

Class N and Class I Shares

You can buy Class N and Class I shares at NAV.  Class N shares are subject to an annual 12b-1 distribution plan fee of 0.25%. Class I shares are not subject to an annual 12b-1 distribution plan fee and therefore have lower ongoing operating expenses.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares.  If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 855-723-3589 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Delux Funds

c/o Matrix 360 Administration, LLC

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090-1904

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 855-723-3589 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business.  A wire purchase will not be considered made until the wired money and purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information, and may take additional steps to verify your identity.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at 855-723-3589.

Additional Investments

The minimum subsequent investment in the Fund is $50.  You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make.  You may revoke your election to make automatic investments by calling 855-723-3589 or by writing to the Fund at:

Delux Funds

c/o Matrix 360 Administration, LLC

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090-1904

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.  If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or medium-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies uniformly to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, they will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day.  Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.  Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail.  You may redeem any part of your account in the Fund at no charge by mail.  Your request, in proper form, should be addressed to:

Delux Funds

c/o Matrix 360 Administration, LLC

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090-1904

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 855-723-3589 if you have questions.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone.  You may redeem any part of your account in the Fund by calling the transfer agent at 855-723-3589.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC.  Currently, the Fund does not charge a redemption fee.  Shareholders in the Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 18 months after the date of their purchase.

The Fund uses a "first in, first out" method for calculating the CDSC.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time.  If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.  The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Additional Information.  If you are not certain of the requirements for redemption please call the transfer agent at 855-723-3589.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class N shares and for services provided to shareholders.  Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A shares for providing ongoing services to you. The Fund is currently paying up to 0.25% of the average daily net assets of its Class A shares. The Advisor, or the Fund’s distributor, may pay all or a portion of the distribution and services fees to your financial advisor for providing ongoing services to you.

Class N Shares

Under the Fund’s Plan related to the Class N shares, the Fund may pay an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class N shares for providing ongoing services to you. The Advisor, or the Fund’s distributor, may pay all or a portion of the distribution and services fees to your financial advisor for providing ongoing services to you.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value.  If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  The Fund may use pricing services to determine market value.  The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  The Fund expects that its distributions will consist of both capital gains and dividend income.  The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

Delux Capital Group LLC (the “Advisor”), a Delaware limited liability company located at 400 West Market Street, Suite 2200, Louisville, KY 40202, serves as advisor to the Fund. The Advisor was formed in May 2011.  Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

The owners of the Advisor are Superstition Capital LLC, a holding company, and ARGI Financial Group, a Louisville, KY-based investment services firm with over $350 million in assets under management.

Portfolio Manager

Mr. Jeffrey A. Sexton is a Founder and Managing Member of the Advisor.  He has held these positions since founding the firm in May 2011. Mr. Sexton has been the portfolio manager primarily responsible for the day-to-day management of the Fund since the Fund’s inception.  Mr. Sexton is also a Portfolio Manager at Arsenal Investment Advisors, LLC, where he has served as Portfolio Manager since June 2009. Mr. Sexton was previously a Portfolio Manager at Roxbury Capital Management, LLC from 2007 to 2009; a Portfolio Manager at Morgan Stanley from 2003 to 2007; and a Portfolio Manager at Merrill Lynch from 1997 to 2003. Mr. Sexton earned an M.B.A. at the University of Chicago; an M.A. in Economic Statecraft from the University of Kentucky; a J.D. from the University of Louisville; and, a B.S. in Accounting from the University of Kentucky.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of shares of the Fund.

Advisory Fees

The Advisor is entitled to receive a fee equal to 2.00% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses, 12b-1 plan distribution expenses and extraordinary expenses) at 2.50% through December 31, 2012. This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor. The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor will be available in the Fund’s annual report to shareholders for the period ending September 30, 2011.

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-855-723-3589

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Page 2

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust does not jointly market.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at 855-723-3589 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.deluxcap.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872